UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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GreenVision Acquisition Corp.

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On April 26, 2021, GreenVision Acquisition Corp. (“GreenVision”) issued a press release announcing that it has mailed proxy materials for its Annual Meeting of stockholders to be held on May 12, 2021 and that, in addition to the election of its directors, GreenVision is asking stockholders to approve a proposal to allow it more time to complete its previously announced business combination with Helbiz, Inc. GreenVision’s Annual Meeting of stockholders is scheduled to be held in virtual format on Wednesday, May 12, 2021 at 11:00 a.m. ET. A copy of the press release is below and is being filed herewith as definitive additional materials.

GreenVision Acquisition Corp. Announces Annual Meeting of Stockholders to be Held May 12, 2021 to Approve Extension Amendment and Election of Directors

●	Proxy Materials Mailed to Stockholders of Record as of Close of Business on April 14, 2021

NEW YORK, April 26, 2021 /BUSINESS WIRE) -- GreenVision Acquisition Corp. (“GreenVision” or the “Company”) (Nasdaq: GRNV), a special purpose acquisition company (“SPAC”), today announced that it has mailed proxy materials for the Annual Meeting of the Company’s stockholders to be held on May 12, 2021. The proxy materials have been mailed to all holders of record as of the close of business on the record date which was set for April 14, 2021.

In addition to the election of directors, Greenvision is asking stockholders to approve an extension proposal that will allow the Company more time to complete its previously announced business combination with Helbiz, Inc. (the “Extension Proposal”). Stockholders are not being asked to vote on the proposed business combination at this time. A separate vote on the proposed business combination will take place in the coming weeks.

You are encouraged to submit your vote as soon as possible to ensure it is represented at the Meeting.  GreenVision strongly recommends that stockholders submit their proxies before the meeting date to ensure that their shares will be represented at the annual meeting. Instructions on how to vote are in the proxy materials that were mailed to stockholders on or about April 19, 2021 in connection with the Meeting. Please note that if your shares are held at a brokerage firm or bank, your broker will not vote your shares for you. You must instruct your bank or broker to cast the vote. For assistance with voting your shares please contact Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

About GreenVision Acquisition Corp.

GreenVision Acquisition Corp. is a special purpose acquisition company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Helbiz

Helbiz is a technology company that offers micro-mobility solutions for the world’s busiest cities. With more than 200 employees around the world, the company is the market leader in Italy and throughout Europe and is continuing to expand and hire local personnel to run its operations around the world. Launched in 2015 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in over 20 cities around the world including Washington D.C., Alexandria, Arlington, Atlanta, Miami, Richmond, Milan and Rome.

Additional Information and Where to Find It

GreenVision Acquisiton Corp. has filed with the SEC a definitive proxy statement relating to the annual meeting and the Extension Proposal (the “Extension Proxy Statement”) and mailed the Extension Proxy Statement to stockholders of record as of April 14, 2021. The Company has also filed a preliminary proxy statement in connection with the business combination and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the proposed business combination. GreenVision’s stockholders and other interested persons are advised to read the Extension Proxy Statement and the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with GreenVision’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about GreenVision, Helbiz and the proposed business combination. GreenVision’s stockholders may also obtain a copy of the Extension Proxy Statement and the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

GreenVision Acquisition Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from GreenVision’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in the Extension Proxy Statement, the preliminary proxy statement with respect to the proposed business combination filed on April 8, 2021 with the SEC, and in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC. Such filings are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429. Additional information regarding GreenVision’s directors and executive officers and the interests of such participants will be contained in the definitive proxy statement for the business combination when it becomes available.

Helbiz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GreenVision in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement which was filed on April 8, 2021 with the SEC and the definitive proxy statement for the business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GreenVision and Helbiz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GreenVision’s and Helbiz’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GreenVision’s and Helbiz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or Helbiz following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Helbiz may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. GreenVision cautions that the foregoing list of factors is not exclusive. GreenVision cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GreenVision does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts

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